UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Global Allocation Fund

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-877-665-1287.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Global Allocation Fund

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Global Allocation Fund

Performance Overview

For the twelve months ended September 30, 2020, the Highland Global Allocation Fund (the “Fund”) experienced a total market price return of -29.23% and a total NAV return of -19.92%. The Fund’s benchmark, the FTSE All World Index returned 10.90%.

Manager Discussion

The Fund’s largest investment themes during the year included Utilities, Telecom, and Energy MLP’s. TerreStar Corporation (“TerreStar”), the Fund’s largest single name equity position, was one of the largest contributors to the Fund’s performance. The Fund’s largest detractors included Vistra and energy MLPs.

TerreStar is a privately held, nationwide licensee of wireless spectrum, an asset that most people use every day. Spectrum is the radio frequency that carries all wireless communication signals. The Federal Communications Commission (the “FCC”), which has regulatory oversight in the space, administers spectrum for non-federal use. The FCC typically sells or assigns initial wireless spectrum licenses to market participants using an auction process. Access to spectrum may also be attained through the secondary market, which allows licensees like TerreStar to transfer, sell, or lease spectrum, in whole or in part.

We believe wireless spectrum assets, in general represent significant value, as they benefit from a favorable supply-demand dynamic: there is limited available spectrum capacity in low- and mid-tier bands; yet, demand is tied to exponential growth in wireless bandwidth usage from smartphones, HD video, data, and the Internet of Things, among other technology trends. Licenses of wireless spectrum are therefore valued on potential future “rents” derived from broadband communications against spectrum scarcity and future capacity.

TerreStar’s value is derived from two spectrum assets: a license for 1.7 GHz band spectrum covering 11 of the top 30 U.S. markets and approximately 19% of the population; and a license for 1.4 GHz band for use in wireless medical telemetry (“WMTS”), with the ability to expand into other areas.

Vistra, the Fund’s second largest holding generated a -27.36% total return over the last year. We believe the shares continue to provide a strong total return framework going forward as underlying fundamentals remain supportive and valuation is attractive.

The Fund continues to maintain a large allocation to energy MLPs, which detracted from performance during the year. MLPs (as measured by the Alerian MLP Index, “AMZ”) returned -48.42% while the Alerian Midstream Energy Index (“AMNA”, a proxy for broader midstream performance including C-Corps) returned -34.89%. Notably, following the quarter end, the AMZ returned 25.30% from September 30, 2020 through November 18, 2020, as market participants welcomed positive news surrounding the development of vaccines to combat the global pandemic. The hope of an end to the pandemic and resulting recovery in global economic activity should bode well for broader energy fundamentals, bolstering the intermediate term outlook for the midstream sector.

We remain constructive on the long-term outlook for midstream energy. The US operates as a low-cost producer of oil and gas, which means that we expect US production volumes and export opportunities to rebound as the sector recovers from the impacts of the pandemic. The sector has undergone a significant transformation over the past several years towards a focus on shareholder returns, corporate simplification, returns on invested capital, and a reduction in leverage. We think this renewed focus on capital discipline combined with an improving fundamental backdrop should enable the sector to create value over time.

The Fund also uses shorts and derivatives such as options, futures and foreign currency transactions to protect from and/or to take advantage of quantifiable systematic and issuer-related risks. These derivatives had a positive impact on performance during the period.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (concluded)

September 30, 2020	Highland Global Allocation Fund

Growth of Hypothetical $10,000 Investment

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception

Highland Global Allocation Fund	-19.92%	-0.90%	3.85%	4.18%

FTSE All World Index	10.90%	10.87%	9.11%	6.03%

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Performance results reflect the contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower. The Expense Cap expired on January 31, 2019.

Effective on February 13, 2019, the Highland Global Allocation Fund converted from an open-end fund to a closed-end fund, and began trading on the NYSE under the symbol HGLB on February 19, 2019. The performance data presented above reflects that of Class Z shares of the Fund when it was an open-end fund, HCOYX. Month-end returns since March 2019 reflect market prices. The closed-end Fund pursues the same investment objective and strategy as it did before its conversion.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

2	Annual Report

CONSOLIDATED FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2020

$205.5 million

Portfolio Data as of September 30, 2020

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/20(1)
U.S. Equity	41.5%

Non-U.S. Equity	25.3%

U.S. LLC Interest	10.3%

U.S. Senior Loans	9.1%

U.S. Master Limited Partnerships	8.4%

Non-U.S. Sovereign Bonds	7.8%

U.S. Registered Investment Companies	7.3%

Non-U.S. Asset-Backed Securities	4.5%

U.S. Rights	4.2%

U.S. Preferred Stock	2.5%

Non-U.S. Registered Investment Company	1.4%

Other (each less than 1.0%)	2.4%

Other Assets & Liabilities, Net	(24.7)%
100.0%

Top 10 Holdings as of 9/30/2020(%)(1)

TerreStar Corporation (U.S. Equity)	27.6%
Vistra Energy Corp. (Non-U.S. Equity)	11.8%
TerreStar Corporation, Term Loan A 11.00%, 2/25/2022 (U.S. Senior Loans)	7.8%
Argentine Republic Government International Bond 2.50%, 7/9/2021 (Non-U.S. Sovereign Bonds)	7.8%
NexPoint Merger Arbitrage Fund, (U.S. Registered Investment Companies)	5.4%
Williams Cos., Inc. (Non-U.S. Equity)	5.4%
Texas Competitive Electric Holdings Co., LLC, (U.S. Rights)	4.2%
Energy Transfer LP, (U.S. Master Limited Partnerships)	4.1%
NREF OP IV, L.P., (U.S. LLC Interest)	3.7%
GAF REIT (U.S. Equity)	3.6%

(1)	Industry classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

Annual Report	3

CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

September 30, 2020	Highland Global Allocation Fund

A guide to understanding the Fund’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO

As of September 30, 2020	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity - 41.5%

COMMUNICATION SERVICES - 27.6%
169,531	TerreStar Corporation (a)(b)(c)(d)(e)	56,831,877

HEALTHCARE - 2.5%
77,700	Aerie Pharmaceuticals, Inc. (e)(f)(g)	914,529
61,625	Brookdale Senior Living, Inc. (e)	156,527
232,800	Heron Therapeutics, Inc. (e)(f)	3,450,096
17,200	Patterson (f)	414,606
5,500	Surgery Partners, Inc. (e)(f)	120,450

		5,056,208

MATERIALS - 1.8%
730,484	MPM Holdings, Inc. (e)	3,652,420

REAL ESTATE - 9.6%
70,700	City Office, REIT (f)	531,664
688,714	GAF REIT (a)(b)(c)(e)	7,449,337
66,300	Independence Realty Trust, Inc., REIT (f)	768,417
101,918	Jernigan Capital, Inc., REIT (f)	1,746,874
121,123	NexPoint Real Estate Finance (c)(f)	1,778,086
160,553	NexPoint Residential Trust, REIT (c)(f)	7,120,526
44,387	RAIT Financial Trust, REIT (a)(b)(e)	—
280,000	United Development Funding IV, REIT (a)(b)	373,800

		19,768,704

	Total U.S. Equity (Cost $79,755,136)	85,309,209

Non-U.S. Equity - 25.3%

COMMUNICATION SERVICES - 1.7%
77,866	Grupo Clarin, Class B (e)(h)	16,434
189,945	Loral Space & Communications, Inc. (f)(h)	3,475,993

		3,492,427

CONSUMER DISCRETIONARY - 2.9%
4,800	MercadoLibre, Inc. (e)(f)(h)	5,195,904
718	Toys ‘R’ Us (e)(h)	76,087
718	Tru Kids, Inc. (e)(h)	684,781

		5,956,772

ENERGY - 6.5%
29,751	NextDecade Corp. (e)(g)(h)	88,658
53,200	Plains GP Holdings, Class A (f)(h)	323,988
131,600	Targa Resources (f)(h)	1,846,348
121	Transocean (e)(g)(h)	98
566,995	Williams Cos., Inc. (f)(h)	11,141,452

		13,400,544

FINANCIALS - 0.2%
188,858	Grupo Supervielle SA ADR (g)(h)	341,833
31,700	Itau Unibanco Holding ADR (f)(h)	126,166

		467,999

INDUSTRIALS - 0.6%
38,549	American Airlines Group, Inc. (g)(h)	473,767
65,931	GL Events (h)	641,706

		1,115,473

Shares		Value ($)

INFORMATION TECHNOLOGY - 1.0%
119,188	Avaya Holdings Corp. (e)(f)(h)	1,811,658
5,000	StoneCo, Class A (e)(f)(h)	264,450

		2,076,108

UTILITIES - 12.4%
202,250	Central Puerto ADR (h)	453,040
67,700	Pampa Energia ADR (e)(f)(g)(h)	699,341
1,286,000	Vistra Energy Corp. (f)(h)	24,253,960

		25,406,341

	Total Non-U.S. Equity (Cost $102,085,169)	51,915,664

U.S. LLC Interest - 10.3%

REAL ESTATE - 10.3%
124,046	NREF OP I, L.P., REIT (c)(e)	1,820,995
523,388	NREF OP IV, L.P. (c)	7,683,336
6,773,494	SFR WLIF I, LLC (a)(b)(c)	4,900,420
4,437,497	SFR WLIF II, LLC (a)(b)(c)	3,229,788
3,789,008	SFR WLIF III, LLC (a)(b)(c)	3,422,119

	Total U.S. LLC Interest (Cost $27,074,622)	21,056,658

Principal Amount ($)

U.S. Senior Loans (i) - 9.0%

COMMUNICATION SERVICES - 7.8%
16,015,258	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)(c)	15,999,243

ENERGY - 0.0%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23 (e)(j)	36,328

SERVICE - 1.2%
2,500,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	2,425,175

UTILITIES - 0.0%
471,039,553	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan (k)	120,115

	Total U.S. Senior Loans (Cost $53,491,298)	18,580,861

Shares

U.S. Master Limited Partnerships - 8.4%

ENERGY - 8.4%
65,168	Crestwood Equity Partners (g)	811,993
1,558,690	Energy Transfer LP (f)	8,448,100
385,923	MPLX LP (f)	6,074,428
236,900	Western Midstream Partners LP (f)	1,895,200

	Total U.S. Master Limited Partnerships (Cost $51,602,682)	17,229,721

See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Sovereign Bonds - 7.8%
90,699	Argentine Republic Government International Bond 1.00%, 7/9/2029 (h)	41,585
40,000,000	0.125%, 2.500%, 7/9/2021, 7/9/2041(f)(h)(l)	15,980,000

	Total Non-U.S. Sovereign Bonds (Cost $20,818,254)	16,021,585

Shares

U.S. Registered Investment Companies - 7.3%
546,382	NexPoint Merger Arbitrage Fund, Class Z (c)	11,184,445
436,131	NexPoint Strategic Opportunities Fund (c)(f)	3,776,894

	Total U.S. Registered Investment Companies (Cost $19,310,149)	14,961,339

Principal Amount ($)

Non-U.S. Asset-Backed Securities - 4.5%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.00%, 2/1/2026 (h)(m)	2,763,600
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR ICE LIBOR USD 3 Month+6.520%, 6.77%, 11/1/2026 (h)(m)	2,940,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.05%, 5/1/2026 (h)(m)	1,925,000
4,000,000	Acis CLO, Ltd., Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+5.150%, 5.40%, 5/1/2026 (h)(m)	1,540,000
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(b)(h)(m)	36,925

	Total Non-U.S. Asset-Backed Securities (Cost $13,016,677)	9,205,525

Units

U.S. Rights - 4.2%

UTILITIES - 4.2%
7,905,143	Texas Competitive Electric Holdings Co., LLC (e)	8,695,657

	Total U.S. Rights (Cost $22,029,102)	8,695,657

Shares

U.S. Preferred Stock - 2.5%

ENERGY - 0.3%
105,351	Crestwood Equity Partners (f)(n)	620,517

REAL ESTATE - 2.2%
370,968	Braemar Hotels & Resorts, REIT (e)(f)(n)	4,470,165

	Total U.S. Preferred Stock (Cost $6,605,386)	5,090,682

Principal Amount ($)		Value ($)

U.S. Corporate Bonds & Notes - 0.5%

COMMUNICATION SERVICES - 0.4%
	iHeartCommunications, Inc.
317,929	6.38%, 05/01/26 (f)	331,807
584,493	8.38%, 05/01/27 (f)	576,786

		908,593

ENERGY - 0.0%
	Sable Permian Resources Land
290	7.38%, 11/01/21 (j)(m)	22

REAL ESTATE - 0.1%
	CBL & Associates
400,000	5.95%, 12/15/26	151,122

UTILITIES - 0.0%
3,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (j)(k)	4,500

	Total U.S. Corporate Bonds & Notes (Cost $3,008,440)	1,064,237

Shares

Non-U.S. Master Limited Partnership - 0.5%

ENERGY - 0.5%
64,631	Enterprise Products Partners (f)(h)	1,020,524

	Total Non-U.S. Master Limited Partnership (Cost $1,816,777)	1,020,524

Units

U.S. Warrants - 0.1%

HEALTHCARE - 0.1%
	HLS Therapeutics, Inc., Expires
42,032	8/2021 (a)(b)(e)	122,313

	Total U.S. Warrants (Cost $–)	122,313

Non-U.S. Warrants - 0.1%

COMMUNICATION SERVICES - 0.0%
	iHeartCommunications, Inc., Expires
1,109	05/01/2039 (e)(h)	9,184

INDUSTRIALS - 0.1%
1,260,362	American Airlines Group, Inc., Expires (e)(h)	189,054

INFORMATION TECHNOLOGY - 0.0%
38,742	Avaya Holdings, Expires 12/18/2022 (e)(h)	53,852

	Total Non-U.S. Warrants (Cost $77,464)	252,090

6	See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Corporate Bonds & Notes - 0.0%

ENERGY - 0.0%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(h)(j)(m)	—

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	—

Shares

U.S. Exchange Traded Fund - 0.4%
8,750	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silver Index (f)	900,550

	Total U.S. Exchange Traded Fund (Cost $824,777)	900,550

Non-U.S. Registered Investment Company - 1.4%
10,000	BB Votorantim Highland Infrastructure LLC (a)(b)(c)	2,868,778

	Total Non-U.S. Registered Investment Company (Cost $4,571,783)	2,868,778

Principal Amount ($)

U.S. Repurchase Agreements (o)(p) - 0.4%
249,000	Citigroup Global Markets 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $4,355 - $30,449, 0.000% - 4.625%, 11/27/2020 - 11/01/2059; with total market value $253,980)	249,000
159,060	Deutsche Bank Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $159,060 (collateralized by U.S. Government obligations, ranging in par value $1,897 - $11,856, 0.000% - 5.250%, 10/20/2020 - 02/15/2050; with total market value $162,241)	159,060
249,000	HSBC Securities USA 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $21 - $83,000, 0.000% - 5.000%, 11/01/2026 - 08/01/2050; with total market value $253,980)	249,000
249,000	RBC Dominion Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $0 - $38,877, 0.000% - 5.500%, 10/27/2020 - 07/15/2061; with total market value $253,980)	249,000

	Total U.S. Repurchase Agreements (Cost $906,060)	906,060

Shares		Value ($)
U.S. Cash Equivalent - 0.4%

MONEY MARKET FUND (q) - 0.4%
835,576	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	835,576

	Total U.S. Cash Equivalent (Cost $835,576)	835,576

Total Investments - 124.6%		256,037,029

(Cost $436,558,260)

Securities Sold Short (r) - (10.1)%

U.S. Exchange-Traded Fund - (3.1)%
(48,450)	ProShares UltraPro QQQ	(6,342,105)

	Total U.S. Exchange-Traded Fund (Proceeds $2,961,262)	(6,342,105)

U.S. Equity - (7.0)%

COMMUNICATION SERVICES - (5.5)%
(22,740)	Netflix, Inc. (s)	(11,370,682)

CONSUMER STAPLES - (1.0)%
(10,500)	WD-40	(1,987,755)

INFORMATION TECHNOLOGY - (0.5)%
(4,267)	Coupa Software (s)	(1,170,182)

	Total U.S. Equity (Proceeds $5,262,124)	(14,528,619)

	Total Securities Sold Short- (10.1)% (Proceeds $8,223,386)	(20,870,724)

Other Assets & Liabilities, Net - (14.5)%		(29,704,446)

Net Assets - 100.0%		205,461,859

(a)

Securities with a total aggregate value of $95,234,600, or 46.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $95,234,600, or 46.4% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(c)	Affiliated issuer. Assets with a total aggregate fair value of $128,065,844, or 62.3% of net assets, were affiliated with the Fund as of September 30, 2020.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$56,831,877	27.7%

See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of September 30, 2020	Highland Global Allocation Fund

(e)	Non-income producing security.
(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $98,236,993.
(g)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $1,573,945. The loaned securities were secured with cash and securities collateral of $1,616,105. Collateral is calculated based on prior day’s prices.

(h)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(i)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.149% and 0.234%, respectively.

Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(j)	The issuer is, or is in danger of being, in default of its payment obligation.
(k)	Represents value held in escrow pending future events. No interest is being accrued.
(l)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(m)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $9,205,547 or 4.5% of net assets.

(n)	Perpetual security with no stated maturity date.
(o)	Tri-Party Repurchase Agreement.
(p)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $906,060.
(q)	Rate shown is 7 day effective yield.
(r)	As of September 30, 2020, $20,862,006 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(s)	No dividend expense on security sold short.

8	See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable Rate

Annual Report	9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2020	Highland Global Allocation Fund

($)
Assets:
Investments, at value†	126,229,549
Affiliated investments, at value (Note 10)	128,065,844

Total Investments, at value	254,295,393
Cash equivalents (Note 2)	835,576
Repurchase agreements, at value	906,060
Cash	47,917
Restricted Cash — Securities Sold Short (Note 2)	20,862,006
Foreign currency, at value (Note 2)	37,247
Foreign tax reclaim receivable	67,521
Receivable for:
Dividends and interest	1,216,323
Fund shares sold	229,171
Prepaid expenses and other assets	25,386

Total assets	278,522,600

Liabilities:
Securities sold short, at value (Proceeds from securities sold short $8,223,386) (Notes 2 and 8)	20,870,724
Due to broker for short sale proceeds	51,031,982

Payable for:
Collateral from securities loaned (Note 4)	906,060
Investment advisory and administration fees (Note 7)	48,995
Accounting services fees	33,957
Custody fees	15,388
Trustees fees	14,032
Transfer agent fees	10,482
Reports to shareholders	45,249
Legal fees	52,356
Accrued expenses and other liabilities	31,516

Total liabilities	73,060,741

Net Assets	205,461,859

Net Assets Consist of:
Paid-in capital	744,612,781
Total accumulated loss	(539,150,922)

Net Assets	205,461,859

Investments, at cost	307,480,938
Affiliated investments, at cost (Note 10)	127,335,686
Cash equivalents, at cost (Note 2)	835,576
Repurchase agreements, at cost	906,060
Foreign currency, at cost (Note 2)	91,794
† Includes fair value of securities on loan	1,573,945

Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	21,740,552
Net asset value, offering and redemption price per share	9.45

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020	Highland Global Allocation Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	6,010,133
Dividends from affiliated issuers (Note 10)	2,093,656
Less: Foreign taxes withheld	(72,100)
Securities lending income (Note 4)	12,840
Interest from unaffiliated issuers	3,656,087
Interest paid in-kind from affiliated issuers (Note 10)	1,698,219
Other income	432,812

Total income	13,831,647

Expenses:
Investment advisory (Note 7)	1,153,930
Accounting services fees	73,153
Transfer agent fees	92,804
Legal fees	451,057
Registration fees	20,923
Audit fees	218,190
Interest expense and commitment fees (Note 6)	1,926,878
Insurance	46,112
Trustees fees (Note 7)	42,785
Reports to shareholders	34,740
Custodian/wire agent fees	117,290
Dividends and fees on securities sold short (Note 2)	172,844
Other	183,437

Total operating expenses before waiver and reimbursement	4,534,143
Less: Expenses waived or borne by the adviser and administrator	(276,372)

Net operating expenses	4,257,771

Net investment income	9,573,876

Net realized gain (loss) on:
Investments from unaffiliated issuers	(63,657,288)
Investments from affiliated issuers (Note 10)	(29,073,181)
Securities sold short (Note 2)	(20,282,374)
Purchased options contracts (Note 3)	(6,545,389)
Written options contracts (Note 3)	2,256,205
Futures contracts (Note 3)	10,168,905
Foreign currency related transactions (Note 2)	(265,280)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(16,916,181)
Investments in affiliated issuers (Note 10)	31,179,360
Securities sold short (Note 2)	26,109,258
Purchased options contracts (Note 3)	1,167,174
Written options contracts (Note 3)	(256,583)
Futures contracts (Note 3)	(632,896)
Foreign currency related translations (Note 2)	13,847

Net realized and unrealized gain (loss) on investments	(66,734,423)

Total decrease in net assets resulting from operations	(57,160,547)

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Global Allocation Fund

	Year Ended September 30, 2020 ($)	Year Ended September 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	9,573,876	11,163,887
Net realized (loss) on investments, purchased options, securities sold short, written options, futures contracts and foreign currency transactions	(107,398,402)	(21,360,238)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, purchased options, written options and foreign currency translations	40,663,979	(7,350,344)

Net decrease in net assets resulting from operations	(57,160,547)	(17,546,695)

Distributions:
Shares of closed-end fund	(13,542,165)	(4,579,807)
Return of capital:
Shares of closed-end fund	(10,286,109)	(12,388,348)

Decrease from distributions	(23,828,274)	(16,968,155)

Decrease in net assets from operations and distributions	(80,988,821)	(34,514,850)

Share transactions:
Proceeds from sale of shares
Class A	—	946,370
Class C	—	234,777
Class Y	—	4,996,134
Shares of closed-end fund	250,303	—
Value of distributions reinvested
Shares of closed-end fund	2,915,717	2,237,339
Cost of shares redeemed
Class A	—	(23,498,679)
Class C	—	(16,412,456)
Class Y	—	(37,255,360)
Shares repurchased of closed-end fund (Note 1)	(12,879,525)	(12,190,006)
Reduction to redemptions	—	2,055,239

Net decrease from shares transactions	(9,713,505)	(78,886,642)

Total decrease in net assets	(90,702,326)	(113,401,492)

Net Assets
Beginning of year	296,164,185	409,565,677

End of year	205,461,859	296,164,185

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Highland Global Allocation Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	—	111,890
Shares redeemed (Note 1)	—	(2,775,549)
Shares converted in conversion (Note 1)	—	(11,645,203)

Net decrease in fund shares	—	(14,308,862)

Class C:
Shares sold	—	31,829
Shares redeemed (Note 1)	—	(2,232,995)
Shares converted in conversion (Note 1)	—	(5,075,831)

Net decrease in fund shares	—	(7,276,997)

Class Y:
Shares sold	—	485,184
Shares redeemed (Note 1)	—	(3,617,459)
Shares converted in conversion (Note 1)	—	(6,568,222)

Net decrease in fund shares	—	(9,700,497)

Shares of closed-end fund:
Issued for distribution reinvested	420,812	199,465
Shares redeemed (Note 1)	(1,311,306)	(857,675)
Shares converted in conversion (Note 1)	—	23,289,256

Net increase (decrease) in fund shares	(890,494)	22,631,046

*

Capital stock activity prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund (Note 11). Distribution activity related to the A, C and Y share classes relates to the period from October 1, 2018 through February 15, 2019.

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2020	Highland Global Allocation Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(57,160,547)

Adjustments to Reconcile Net Decrease in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(38,905,331)
Purchases of investment securities from affiliated issuers	(24,660,826)
Proceeds from disposition of investment securities from unaffiliated issues	187,630,502
Proceeds from return of capital of investment securities from affiliated issuers	14,440,388
Purchases of securities sold short	(116,240,010)
Proceeds of securities sold short	67,661,929
Net proceeds received from written options contracts	(469,840)
Amortization of premiums	(2,425,202)
Net realized loss on investments from unaffiliated issuers	63,657,288
Net realized loss on investments from affiliated issuers	29,073,181
Net realized loss on purchased options	6,545,389
Net realized loss on securities sold short, written options contracts and foreign currency transactions	18,291,449
Net change in unrealized (appreciation)/depreciation on investments, securities sold short, futures, purchased options contracts, written options contracts, and translation on assets and liabilities denominated in foreign currency	(41,296,875)
Decrease in receivable for investments sold	2,378,307
Decrease in receivable for dividends and interest	1,736,105
Decrease due from broker for short sale proceeds	325,226
Decrease in net receivable for variation margin	341,985
Decrease in foreign tax reclaims receivable	66,032
Increase in prepaid expenses and other assets	(3,420)
Increase in due to broker for short sale proceeds	51,031,982
Increase in payable from collateral from securities on loan	906,060
Decrease in payable for investments purchased	(3,266,520)
Decrease in payable for trustees fees	(11,110)
Decrease in payable for investment advisory and administration fees	(150,563)
Increase in payable for transfer agent fees	825
Decrease in payable for dividends on securities sold short	(10,082)
Decrease in payable for commitment fees	(343,632)
Decrease in payable for custody fees	(36,430)
Decrease in payable for conversion costs	(574,324)
Decrease in accrued expenses and other liabilities	(486,185)

Net cash flow provided by operating activities	158,045,751

Cash Flows Used In Financing Activities:
Borrowings under credit facility	(105,431,689)
Repurchase agreements	(906,060)
Reverse repurchase agreements	(14,863,659)
Distributions paid in cash	(20,912,557)
Payments of shares redeemed	(12,879,525)
Proceeds from shares sold	317,900

Net cash flow used in financing activities	(154,675,590)

Effect of exchange rate changes on cash	(251,433)

Net Increase in Cash	3,118,728

Cash, Cash Equivalents, Restricted Cash, and Foreign Currency:
Beginning of year	18,664,018

End of year	21,782,746

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,915,717

Paid in-kind interest income	1,698,219

Cash paid during the year for interest expense and commitment fees	2,270,510

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019*‡	2018*‡	2017*‡	2016*‡

Net Asset Value, Beginning of Year	$13.09	$14.63	$14.16	$14.12	$13.86

Income from Investment Operations:

Net investment income(a)	0.43	0.30	0.54	1.11	1.22

Net realized and unrealized gain (loss)	(3.00)	(1.10)	0.56	(0.12)	0.03

Total from Investment Operations	(2.57)	(0.80)	1.10	0.99	1.25

Less Distributions Declared to shareholders:

From net investment income	(0.61)	(0.20)	(0.43)	(0.92)	(0.94)

From return of capital	(0.46)	(0.54)	(0.20)	(0.03)	(0.05)

Total distributions declared to shareholders	(1.07)	(0.74)	(0.63)	(0.95)	(0.99)

Net Asset Value, End of year(b)	$9.45	$13.09	$14.63	$14.16	$14.12

Total Return(b)(c)	(19.92)%	(4.40)%	7.95%	7.01%	9.91%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$205,462	$296,164	$128,353	$254,539	$367,251

Gross operating expenses(e)(f)	1.92%	2.54%	2.38%	1.20%	1.11%

Net investment income	4.06%	2.11%	3.73%	7.59%	9.24%

Portfolio turnover rate	18%	28%	51%	66%	100%

‡	Reflects the financial highlights of Class Y of the open-end fund prior to the conversion.
*	Per share data prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is based on fair value per share for periods after February 15, 2019. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to February 15, 2019, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below.
(f)	Includes dividends and fees on securities sold short.

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.81%	2.45%	2.38%	1.19%	1.05%

Interest expense and commitment fees	0.82%	1.60%	1.02%	0.37%	0.11%

Dividends and fees on securities sold short	0.07%	0.11%	0.16%	0.05%	0.17%

See accompanying Notes to Consolidated Financial Statements.	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2020	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the year ended September 30, 2020.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares.

On August 20, 2019, the Board of the Fund approved an extension of the repurchase program for a period of six months up to an additional $20 million of the Fund’s shares.

On March 4, 2020, the Board of the Fund extended the repurchase program for a period of six months, during which the Fund had the option to repurchase up to a maximum of $30 million shares.

Under this program, the Fund repurchased 1,311,306 shares during the year ended September 30, 2020, at an average price of $6.28, for a total investment of $8.2 million. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $12.9mm, or $9.82 per share.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates Highland GAF Chemical Holdings, LLC (“GAF Chemical Holdings”), a Delaware wholly owned subsidiary, for financial reporting. GAF Chemical Holdings is used for commodity investment trading and its investments are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation.

The Fund is the sole shareholder of GAF Chemical Holdings, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control GAF Chemical Holdings. GAF Chemical Holdings will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation. As of September 30, 2020, GAF Chemical Holdings no longer held any assets and reflected 0.0% of the Fund’s net assets.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have

16	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily avail- able, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reason-ably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on dis-position of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of September 30, 2020, is as follows:

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Global Allocation Fund
Assets
U.S. Common Stocks
Communication Services	$56,831,877	$—	$—	$56,831,877
Healthcare	5,056,208	5,056,208	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	19,768,704	11,945,567	—	7,823,137
Non-U.S. Common Stocks
Communication Services	3,492,427	3,475,993	16,434	—
Consumer Discretionary	5,956,772	5,195,904	760,868	—
Energy	13,400,544	13,400,544	—	—
Financials	467,999	467,999	—	—
Industrials	1,115,473	1,115,473	—	—
Information Technology	2,076,108	2,076,108	—	—
Utilities	25,406,341	25,406,341	—	—
U.S. LLC Interest	21,056,658	—	9,504,331	11,552,327
U.S. Senior Loans
Communication Services	15,999,243	—	—	15,999,243
Energy	36,328	—	36,328	—
Service	2,425,175	—	2,425,175	—
Utilities	120,115	—	120,115	—
U.S. Master Limited Partnerships
Energy	17,229,721	17,229,721	—	—
Non-U.S. Sovereign Bonds	16,021,585	—	16,021,585	—
U.S. Registered Investment Companies	14,961,339	14,961,339	—	—
Non-U.S. Asset-Backed Securities	9,205,525	—	9,168,600	36,925
U.S. Rights
Utilities	8,695,657	—	8,695,657	—
U.S. Preferred Stock
Energy	620,517	620,517	—	—
Real Estate	4,470,165	4,470,165	—	—

18	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Corporate Bonds & Notes
Communication Services	$908,593	$—	$908,593	$—
Energy	22	—	22	—
Real Estate	151,122	—	151,122	—
Utilities	4,500	—	4,500	—
Non-U.S. Master Limited Partnerships
Energy	1,020,524	1,020,524	—	—
U.S. Warrants
Healthcare	122,313	—	—	122,313
Non-U.S. Warrants
Communication Services	9,184	—	9,184	—
Industrials	189,054	—	189,054	—
Information Technology	53,852	53,852	—	—
Non-U.S. Corporate Bonds & Notes
Energy	—	—	—	–	(1)
U.S. Exchange Traded Fund	900,550	900,550	—	—
Non-U.S. Registered Investment Company	2,868,778	—	—	2,868,778
U.S. Repurchase Agreements	906,060	—	906,060	—
U.S. Cash Equivalent	835,576	835,576	—	—

Total Assets	256,037,029	108,232,381	52,570,048	95,234,600

Liabilities
Securities Sold Short
Common Stocks
Communication Services	(11,370,682)	(11,370,682)	—	—
Consumer Staples	(1,987,755)	(1,987,755)	—	—
Information Technology	(1,170,182)	(1,170,182)	—	—
Exchange Traded Fund	(6,342,105)	(6,342,105)	—	—

Total Liabilities	(20,870,724)	(20,870,724)	—	—

Total	$235,166,305	$87,361,657	$52,570,048	$95,234,600

(1)	This category includes securities with a value of zero.

Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2020.

	Balance as of September 30, 2019	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Distribution to Return Capital	Realized Gain (Loss)	Net Change Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2020
U.S. Equity
Chemicals	$731,871	$—	$—	$—	$—	$(330,665)	$480,567	$—	$(881,773)	$—	$—
Communication Services	47,134,704	—	—	—	—	—	9,697,173	—	—	56,831,877	9,697,173
Real Estate	—	337,400	—	—	—	—	485,737	7,000,000	—	7,823,137	449,337
U.S. LLC Interest	15,207,664	—	—	—	—	—	(3,655,337)	—	—	11,552,327	(3,655,337)
U.S. Senior Loans
Chemicals	1,088,107	—	—	11,562	—	49,008	(46,461)	—	(1,102,216)	—	—
Communication Services	14,336,849	—	—	(4)	—	—	1,662,398	—	—	15,999,243	1,662,398
Non-U.S. Asset-Backed Securities	136,722	—	—	—	—	—	(99,797)	—	—	36,925	(99,797)
U.S. Warrants
Healthcare	187,883	—	—	—	—	—	(65,570)	—	—	122,313	(65,570)
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	—	—	—	(2,558,727)	—	—	—	(2,558,727)
Non-U.S. Registered Investment Company	3,483,081	—	—	—	—	—	(614,303)	—	—	2,868,778	(614,303)

Total	$84,865,608	$337,400	$—	$11,558	$—	$(281,657)	$5,285,680	$7,000,000	$(1,983,989)	$95,234,600	$4,815,174

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended September 30, 2020, there were no transfers in or out of level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

Transfers from Level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a decrease of available market inputs to determine price.

20	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 9/30/2020	Valuation Technique	Unobservable Inputs	Input Values
U.S. Equity	$64,655,014	Multiples Analysis	Unadjusted Price/Mhz-PoP	$0.10 - $0.95
		Discounted Cash Flow	Discount Rate	10.0% - 16.5%
		Transaction Indication of Value	Enterprise Value ($mm)	$771.00
			Transaction Price per Share	$34.00
		Third party indication of value	N/A	N/A
			Transaction % of Par	87.5% - 98.88%
U.S. LLC Interest	11,552,327	Discounted Cash Flow	Discount Rate	1.28% - 5.93%
		Net Asset Value	N/A	N/A
U.S. Senior Loans	15,999,243	Discounted Cash Flow	Discount Rate	11.10%
			Spread Adjustment	0.10%
Non-U.S. Asset-Backed Securities	36,925	Discounted Cash Flow	Discount Rate	21.0%
U.S. Warrants	122,313	Black-Scholes Model	Annualized Volatility	72.8%
Non-U.S. Corporate Bonds & Notes	—		N/A	N/A
Non-U.S. Registered Investment Companies	2,868,778	Net Asset Value	N/A	N/A

	$95,234,600

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: price/MHz-PoP multiple, transaction indication of value, and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of September 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Certain Illiquid Positions Classified as Level 3

As of September 30, 2020, the Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”)

valued at $56,831,877, or 27.7% of net assets, and U.S. Senior Loans valued at $15,999,243 or 7.8% of net assets. TerreStar does not currently generate revenue and primarily derives its value from holding licenses of two wireless spectrum assets. The license with respect to one such spectrum asset was previously terminated by the FCC and subsequently restored on April 30, 2020 on a limited conditional basis. The restoration of such license requires TerreStar to meet certain deployment milestones for wireless medical telemetry service (“WMTS”) during a 39-month period. Upon satisfaction of the deployment milestones, TerreStar will be able use such spectrum for other services besides WMTS as long as those services do not interfere with WMTS and TerreStar continues to provide WMTS.

If TerreStar is unsuccessful in satisfying such deployment milestones, or if other services cannot be implemented in a manner that does not interfere with WMTS, the value of the TerreStar equity would likely be materially negatively impacted. In determining the fair value of TerreStar, the Investment Adviser has assigned a high probability of success on both conditions based on consultation with the company and its consultants.

The Fund may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 8 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both con-

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

solidated financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Fund owns a consolidated Taxable Subsidiary (“Subsidiary”) for which an income tax provision has been prepared. As of September 30, 2020, significant components of the Subsidiary’s net deferred tax assets (“DTA(s)”) were as follows:

Net unrealized losses (gains) on investments	$82,831
Net operating loss carryforward	106,397
Capital loss carryforward	281,163

Total deferred tax assets	470,391
Valuation allowance	(470,391)

Total DTA, net of valuation allowance	$—

As of September 30, 2020, the Subsidiary has tax attributes that carry forward for varying periods. The Subsidiary’s federal net operating loss carryforward of $228,231 that originated during 2016 — 2017 can be carried forward twenty years to reduce the Subsidiary’s net income realized during those other years. The Subsidiary’s federal net operating losses will begin to expire in 2036 if they are not utilized. The Subsidiary’s federal operating loss of $278,423 created in 2018 and 2019 can be carried forward indefinitely as a result of the Tax Act. The Subsidiary’s capital losses of $1,338,871 originated in 2019. The net capital loss generally can be carried forward five years to offset any capital gains realized during those other years. The Subsidiary has recorded a full valuation allowance in connection with federal deferred tax assets. The Subsidiary Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Subsidiary’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The Subsidiary periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under Accounting Standards Codification (“ASC”) 740. In analyzing the potential need for a valuation allowance, the Subsidiary considered the fact that it has incurred a cumulative loss over the three-year period ended September 30, 2020. A significant portion of the Subsidiary’s net pre-tax losses related to unrealized depreciation of investments. The Subsidiary expects to be taxed at a rate of 21%.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) cash equivalents, foreign currency and restricted cash held at broker(s).

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $20,862,006 was held with the broker for the Fund. Additionally, securities valued at $98,236,993 were posted in the Fund’s segregated account for collateral for short sales. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction breakup fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended September 30, 2020, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash — Futures, if applicable.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended September 30, 2020, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Consolidated Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2020, is as follows:

	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Risk	$—		$160,650	(5)
Equity Price Risk	5,879,721	(1)(2)(3)	91,259	(4)(5)(6)
Commodity Risk	—		25,786	(5)(6)

(1)	Consolidated Statement of Operations location: Realized gain (loss) on purchased options contracts.
(2)	Consolidated Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Consolidated Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.
(5)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) purchased options contracts.
(6)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on written options.

There were no derivative instruments held as of September 30, 2020.

The average monthly volume of derivative activity for the year ended September 30, 2020, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Futures Contracts(1)	(175)	$(228,567)
Purchased Options Contracts	3,960	—
Written Options Contracts	2,008	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of September 30, 2020:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
$ 1,573,945	$906,060	$667,885	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Consolidated Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at September 30, 2020 are shown in the Consolidated Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of September 30, 2020, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of September 30, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$906,060	$—	$—	$—	$906,060
U.S. Government Securities	—	6,666	18,454	684,925	710,045

Total	$906,060	$6,666	$18,454	$684,925	$1,616,105

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Consolidated Financial Highlights table excludes these adjustments.

As of September 30, 2020, permanent differences chiefly resulting from foreign currency gains and losses, return of capital distributions from real estate investment trusts, capital gain distributions from other RICs, paydown gains and losses, partnership basis adjustments, defaulted bonds, elimination of subsidiary transactions, and capitalized dividends on short sales were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Loss)	Paid-in- Capital
$1,837,133	$(1,837,133)

At September 30, 2020, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$—	$—	$—	$(5)	$(344,537,361)	$(194,613,556)

As of September 30, 2020, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

No Expiration Short- Term	No Expiration Long- Term	Total
$127,865,084	$216,672,277	$344,537,361

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Distributions Paid From:
	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
2020	$—	$13,542,165	$—	$10,286,109
2019	—	4,579,807	—	12,388,348

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at September 30, 2020 were as follows:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
$21,791,355	$(216,404,911)	$(194,613,556)	$438,013,088

For Federal income tax purposes, the cost of investments owned at September 30, 2020 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, REIT, defaulted bonds, other securities and deferred wash sale losses.

Note 6. Credit Agreement

On January 10, 2018, the Fund entered into a financing arrangement (the “Financing Arrangement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). The “Financing Agreement” was terminated on June 30, 2020. Under the Financing Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.50% to 1 month LIBOR + 0.80%. The Financing Arrangement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice. At September 30, 2020, the Fund’s outstanding balance on the “Financing Agreement” was $0. For the year ended September 30, 2020, the Fund’s average daily balance was $90,790,902 at a weighted average interest rate of 2.55% for the days outstanding.

On March 25, 2019, the Fund entered into an agreement with Mizuho Securities USA, LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At September 30, 2020, the Fund’s outstanding balance on the agreement with Mizuho Securities was $0. For the year ended September 30, 2020, the Fund’s average daily balance was $7,970,867 at a weighted average interest rate of 3.00% for the days outstanding.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with HCMFA for the year ended September 30, 2020 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Expense Limits and Fee Reimbursements

The Investment Adviser previously has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes,

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund the “Expense Cap”. The Expense Cap expired on January 31, 2019.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Additionally, the Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

On September 30, 2020, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Expiring during Fiscal Years Ending September 30,
2021	2022	2023
$—	$417,999	$—

During the year ended September 30, 2020, the Investment Adviser did not recoup any fees previously waived or reimbursed. No other amounts expired or were recouped from the Fund during the year ended September 30, 2020.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Note 8. Disclosure of Significant Risks and Contingencies

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. Investments in asset-backed securities may also be subject to valuation risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing nonpayment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Industry Focus Risk

As the Fund may invest a significant portion of its assets in particular sectors or industries, the performance of the Fund may be closely tied to the performance of companies in a limited number of sectors or industries. Currently, the Fund focuses its investments in the energy, telecommunications and utilities sectors and, in certain instances, in a limited number of issuers within each of those sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent a Fund focuses its investments in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “LIBOR Transition and Associated Risk” for more information. The Fund will also be exposed to interest rate risk through the REIT Subsidiary’s investments in securities such as preferred equity and debt securities.

LIBOR Transition and Associated Risk

Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MLP Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Non-Payment Risk

Debt instruments are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other preexisting political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Real Estate Securities Risk

The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

REIT-Specific Risk

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

REIT Tax Risk for REIT Subsidiaries

In addition to the REIT Subsidiary, the Fund may form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

Restrictions on Resale Risk

Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Securities Lending Risk

The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long- term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Underlying Funds Risk

The risk associated with investing in Underlying Funds. The Fund may invest in Underlying Funds subject to the limitations set forth in the 1940 Act. Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund; therefore, the Fund’s purchase of Underlying Funds’ securities results in the layering of expenses. The Fund’s shareholders indirectly bear a proportionate share of the operating expenses of Underlying Funds (including advisory fees) in addition to bearing the Fund’s expenses.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2020, were as follows:

U.S. Government Securities(1)		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$57,974,289	$188,066,674

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended September 30, 2020.

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2020:

Issuer	Shares at September 30, 2019	Beginning Value as of September 30, 2019	Purchases at Cost	Proceeds from Sales	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Loss on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of September 30, 2020	Shares at September 30, 2020	Affiliated Income
Majority Owned, Not Consolidated
None
Other Affiliates
Terrestar Corporation (U.S. Equity)	169,531	$47,134,704	$—	$—	$—	$—	$9,697,173	$56,831,877	169,531	$—
GAF REIT (U.S. Equity)	100	1,000	7,000,000	—	—	—	448,337	7,449,337	688,714	—
NexPoint Real Estate Finance (U.S. Equity)	—	—	1,245,188	—	—	—	532,898	1,778,086	121,123	96,898
NexPoint Residential Trust (U.S. Equity)	61,912	2,895,005	2,218,575	(119,085)	—	—	2,126,031	7,120,526	160,553	17,643
NREF OP I, L.P. (U.S. LLC Interest)	—	—	2,480,920	—	—	—	(659,925)	1,820,995	124,046	126,524
NREF OP IV, L.P. (U.S. LLC Interest)	—	—	9,593,702	—	—	—	(1,910,366)	7,683,336	523,388	209,355
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	6,918,447	—	—	—	—	(2,018,027)	4,900,420	6,773,494	827,439
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	4,537,341	—	—	—	—	(1,307,553)	3,229,788	4,437,497	517,163
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,751,876	—	—	—	—	(329,757)	3,422,119	3,789,008	264,003
Terrestar Corporation (U.S. Senior Loan)	14,336,849	14,336,849	1,678,404	—	—	—	(16,010)	15,999,243	16,015,258	1,698,219
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,483,081	—	—	—	—	(614,303)	2,868,778	10,000	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	544,599	10,445,409	34,631	—	—	—	704,405	11,184,445	546,382	34,631
NexPoint Strategic Opportunities Fund (U.S. Registered Investment Company)	436,131	7,819,829	—	(822,506)	—	—	(3,220,429)	3,776,894	436,131	—
Highland Energy MLP Fund (Non-U.S. Master Limited Partnership)	5,166,913	14,415,686	409,406	(13,498,797)	—	(29,073,181)	27,746,886	—	—	—
Other Controlled
None

Total	35,726,034	$115,739,227	$24,660,826	$(14,440,388)	$—	$(29,073,181)	$31,179,360	$128,065,844	33,795,125	$3,791,875

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Global Allocation Fund

Note 11. New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s financial statements.

Note 12. Legal Matters

The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the “Demand Letter”). The Demand Letter alleges that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund’s investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (previously a series of the Trust). The Fund held $15.5 million (or 61.5%) of the Highland Energy MLP Fund, which has now been liquidated. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (“DRC”) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund’s independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter.

After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.

Notwithstanding the foregoing, the purported shareholder (the “Plaintiff”) filed a shareholder derivative suit against the Fund, certain members of the Board and the Investment Adviser on September 5, 2018 (the “Shareholder Litigation”). On May 26, 2020, the Court granted a motion to dismiss for all defendants on all claims. The Court stated “Given that the contract and fiduciary duty claims are barred by the Boards independent and good-faith investigation of those claims, it is Ordered that this action is Dismissed with Prejudice. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360, U.S. District Court for the Northern District of Texas (Dallas). The Demand Letter and the Shareholder Litigation are not related to the Proposals and do not alter the intention of the Fund and the Investment Adviser to redomicile the Fund and convert the Fund into a closed-end fund.

Under a Shared Services Agreement, the Investment Adviser utilizes employees from HCMLP (defined below) in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. As a result of HCMLP’s ongoing bankruptcy proceedings, HCMLP is no longer under common control with HCMFA and James Dondero resigned as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero has also resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds, but continues to be a portfolio manager for HCMFA. Future investment selection and determination, however, may be expected to differ between HCMLP and HCMFA.

Under its November 13, 2020 Amended Plan, if accepted by creditors and approved by the bankruptcy court, HCMLP intends to terminate the Shared Services Agreement with HCMFA. However, based upon on-going discussions with HCMLP, HCMFA expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to HCMFA or to a third-party service provider. There can be no assurance that the Amended Plan will be accepted by the creditors or approved by the court. The Adviser is neither party to HCMLP’s bankruptcy filing nor subject to the Filed Plan.

Note 13. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

September 30, 2020	Highland Global Allocation Fund

amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding ($)	% of Asset Coverage of Indebtedness
9/30/2020	—	—
9/30/2019	120,295,348	346.2
9/30/2018	138,725,439	395.2
9/30/2017	—	—
9/30/2016	40,000,000	2,414.9
9/30/2015	—	—
9/30/2014	—	—
9/30/2013	—	—
9/30/2012	—	—
9/30/2011	—	—
9/30/2010	—	—

Note 14. Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements and accompanying notes, except as described below.

On October 28, 2020, the Board, including the Independent Trustees, approved the continuation of the investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”) for an additional one-year period commencing on November 1, 2020. A discussion regarding the factors considered by the Board in approving the Advisory Agreement will be included in the Fund’s semi-annual report for the period ended March 31, 2021.

34	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Global Allocation Fund (the “Fund”) as of September 30, 2020, and the related statements of operations, cash flows, and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations, cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2019, and prior, were audited by other auditors whose report dated November 27, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent, issuer, agent banks, and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 30, 2020

Annual Report	35

ADDITIONAL INFORMATION (unaudited)

September 30, 2020	Highland Global Allocation Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek long-term growth of capital and future income (future income means the ability to pay dividends in the future). Please refer to Note 8 for a discussion of the Fund’s current investment risks.

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% (plus any borrowings for investment purposes) of its net assets in securities of non-U.S. issuers. The Fund intends to invest approximately 40% or more of its net assets in securities of non-U.S. issuers at all times, however, in the event of unfavorable market conditions the Fund may invest less than 40% (but not less than 30%) of its assets in securities of non-U.S. issuers. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers. The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may also invest in senior loans to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”) (“Senior Loans”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower.

The Fund invests primarily in companies that the portfolio manager believes have solid growth prospectus and/or attractive valuations. The portfolio manager’s value management style employs a relative approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. In addition, the Fund’s portfolio manager may employ event-driven investment strategies that analyze transactions in order to predict a likely outcome and invest the Fund’s assets in a way that seeks to benefit from that outcome.

When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes.

The Fund’s portfolio may include pooled investment vehicles, including exchange-traded funds (“ETFs”), that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may invest up to 5% of its net assets in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make and, to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund will limit its investments in pooled investment vehicles that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, such as private equity funds and hedge funds, to no more than 15% of its net assets. This limitation does not apply to any collateralized loan obligations, collateralized debt obligations and/or collateralized mortgage obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

The Fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as master limited partnership (“MLP”) investments that are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products, in addition to exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities, except that the limit on borrowing described herein is applied on a continual basis.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering or superior investment opportunities.

The portfolio manager may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the portfolio manager believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that the portfolio manager believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open and could result in unlimited loss.

Tax Information

For shareholders that do not have a September 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2020 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2020, the Fund is designating the following items with regard to earnings for the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
43.17%	0.00%	56.83%	100.00%

Dividends Received Deduction(1)	Qualified Dividend Income(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)	Qualifying Business Income(5)
27.16%	28.09%	23.54%	0.00%	0.07%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2020 through September 30, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 04/1/20	Ending Account Value 09/30/20	Annualized Expense Ratios	Expenses Paid During Period(1)
Actual Fund Return
$1,000.00	$1,218.50	1.27%	$7.04
Hypothetical 5% Return (before expenses)
$1,000.00	$1,018.65	1.27%	$6.41

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/366).

Changes of Independent Registered Public Accounting Firm

On June 8, 2020, the Fund dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Fund approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on June 25, 2020.

During the Fund’s year ended September 30, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was not the auditor of the Fund for the year ended September 30, 2017.

The Fund provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

Fund in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto as an exhibit.

During the year ended September 30, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Fund nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Global Shares (“Global Shares” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Global Shares, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Global Shares, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent.

Amendments to the Fund’s Declaration of Trust

On October 15, 2019, the Board of Trustees of the Fund adopted “supermajority” amendments to the Fund’s Declaration of Trust to give Fund shareholders added protections against unwanted transactions and other actions by and with activist investors. Under the terms of these amendments, certain actions undertaken by “principal shareholders” (i.e., shareholders owning more than 5% of the Fund’s shares) would require the affirmative vote or consent of 75% of each Class of the Fund’s outstanding shares. Actions covered by these supermajority requirements include: (a) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any principal shareholder; (b) the issuance of any Fund shares to any principal

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

shareholder for cash; (c) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any principal shareholder; (d) the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for shares of the Fund, of any assets of any principal shareholder; and (e) the conversion of the Fund from a “closed-end company” to an “open-end company” as those terms are defined in the Investment Company Act of 1940.

On August 13, 2020, the Board of Trustees of the Fund adopted “control shares” amendments to the Fund’s Declaration of Trust to give Fund shareholders additional protections against unwanted takeover and other actions by activist investors. Under the terms of these amendments, holders of “control shares” of the Fund have no voting rights with respect to such control shares except to the extent approved by two-thirds of the Fund’s other shareholders. “Control shares” are defined as Fund shares that would, if aggregated with the other Fund shares held by the same shareholder, enable the shareholder to exercise voting power within any of the following ranges of voting power: (a) one-tenth or more, but less than one-third of all voting power; (b) one-third or more, but less than a majority of all voting power; or (c) a majority of all voting power.

Control Persons and Principal Shareholders

As of September 30, 2020, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Unless otherwise noted, as of September 30, 2020, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
Charles Schwab & Co Inc Cust
Attn: Mutual Funds Dept 101 Montgomery St
San Francisco, CA 94104-4151	37.20%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 12, 2020. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2023 Annual Meeting or until his successor is duly elected and qualifies, by the holders of the Fund’s Common shares.

Nominee/Trustee	Number of Common Shares Votes	Percentage of Outstanding Common Shares	Percentage of Common Shares Voted
Dr. Bob Froehlich For	14,558,033	64.70%	88.78%
Withheld	1,839,671	8.18%	11.22%

In addition to the one Trustee who was elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: John Honis, Ethan Powell and Bryan A. Ward.

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Fund Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	3 year term (expiring at 2020 annual meeting); Trustee since March 2016	Retired.	12

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of

Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
					and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	3 year term (expiring at 2022 annual meeting); Trustee since December 2013; Chairman of the Board since December 2013	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015.	12	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014.	12	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Interested Trustee

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013	12	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

In light of relationships between Mr. Honis and certain affiliates of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020. From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Trustee of the Trust.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2020	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCMLP; Treasurer of the Highland Fund Complex since May 2015.

David Klos (5/6/1982)	Assistant Treasurer	Indefinite Term: Assistant Treasurer since April 2020	Chief Accounting Officer at HCMLP since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016; Controller at HCMLP from March 2017 to March 2020; Assistant Controller at HCMLP from March 2015 until February 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Fund Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCMLP since September 2017; In-House Counsel at HCMLP from January 2015 until September 2017; Secretary of the Highland Fund Complex since April 2019.

44	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended September 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	45

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Global Allocation Fund	Annual Report, September 30, 2020

www.highlandfunds.com	GAF-AR-09/20

Item 2.	Code of Ethics.

(a)

Highland Global Allocation Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $370,000 for the fiscal year ended September 30, 2019 and $145,000 for the fiscal year ended September 30, 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $370,000 for the fiscal year ended September 30, 2019 and $73,190 for the fiscal year ended September 30, 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $36,000 for the fiscal year ended September 30, 2019 and $14,000 for the fiscal year ended September 30, 2020. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2019 and $0 for the fiscal year ended September 30, 2020.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $36,000 for the fiscal year ended September 30, 2019 and $14,000 for the fiscal year ended September 30, 2020.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which Highland Capital Management Fund Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and R-Settlement@highlandcapital.com. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and R-Settlement@highlandcapital.com by the Settlement Designee or by sending voting instructions to R-Settlement@highlandcapital.com and R-Settlement@highlandcapital.com. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to R-Settlement@highlandcapital.com detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the 1940Act (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero is co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) co-founder of Highland Capital Management, L.P. and founder and President of NexPoint Advisors, L.P. Mr. Dondero has

over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of Jernigan Capital, Inc., Texmark Timber Treasury, L.P., Cornerstone Healthcare Group, Metro-Goldwyn-Mayer and SeaOne Holdings, LLC.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of September 30, 2020.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	9	$1,940	1	$64
Other Pooled Investment Vehicles:	2	$1,012	2	$1,012
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

The Adviser is an affiliate of NexPoint Advisors, L.P. (“NexPoint”). The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Trust. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC October 23, 2020 (CRD No. 149653). The Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019.

As a result of HCMLP’s ongoing bankruptcy proceedings, HCMLP is no longer under common control with the Adviser and James Dondero resigned as the sole director of HCMLP’s general partner. Mr. Dondero has also resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds, but continues to be a portfolio manager for the Adviser. Future investment selection and determination, however, may be expected to differ between HCMLP and the Adviser. Employees of HCMLP providing services to the Adviser could face conflicts arising from, for example, HCMLP and the Adviser acting separately with respect to investment determinations on assets commonly held by clients respectively of HCMLP and the Adviser, although any such persons will not have sole investment discretion with respect to any determination made by the Adviser for its clients.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently accepted by the Creditors and approved by the Court. On

November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement to the Investment Adviser, effective January 31, 2021. However, based upon on-going discussions with HCMLP, the Adviser expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to the Adviser or to a third-party service provider.

The Adviser is neither party to HCMLP’s bankruptcy filing nor subject to the Filed Plan. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. Highland personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance. The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of September 30, 2020.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	$100,001-$500,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
October 1, 2019 to October 31, 2019 (1)	206,257	9.81	206,257	$8.0 mm
November 1, 2019 to November 30, 2019	—	—	—	$8.0 mm
December 1, 2019 to December 31, 2019	—	—	—	$8.0 mm
January 1, 2020 to January 31, 2020	—	—	—	$8.0 mm
February 1, 2020 to February 29, 2020	—	—	—	$8.0 mm
March 1, 2020 to March 31, 2020 (2)	123,219	8.06	123,219	$29.0 mm
April 1, 2020 to April 30, 2020	415,734	4.93	415,734	$27.0 mm
May 1, 2020 to May 31, 2020	338,475	6.02	338,475	$24.9 mm
June 1, 2020 to June 30, 2020	147,221	6.69	147,221	$24.9 mm
July 1, 2020 to July 31, 2020	80,400	6.44	80,400	$23.4 mm
August 1, 2020 to August 31, 2020	—	—	—	$23.4 mm
September 1, 2020 to September 30, 2020	—	—	—	$23.4 mm

Total	1,311,306	6.56	1,311,306	$23.4mm

(1)	On August 20, 2019, the Board of the Fund approved an extension of the repurchase program for a period of six months up to an additional $20 million of the Fund’s shares.

(2)	On March 4, 2020, the Board of the Fund extended the repurchase program for a period of six months, during which the Fund had the option to repurchase up to a maximum of $30 million shares.

Item 10.	Submission of Matters to a Vote of Security Holders.

On August 13, 2020, the Board of Trustees of the Fund adopted “control shares” amendments to the Fund’s Declaration of Trust to give Fund shareholders additional protections against unwanted takeover and other actions by activist investors. Under the terms of these amendments, holders of “control shares” of the Fund have no voting rights with respect to such control shares except to the extent approved by two-thirds of the Fund’s other shareholders. “Control shares” are defined as Fund shares that would, if aggregated with the other Fund shares held by the same shareholder, enable the shareholder to exercise voting power within any of the following ranges of voting power (a) one-tenth or more, but less than one-third of all voting power; (b) one-third or more, but less than a majority of all voting power; or (c) a majority of all voting power.

There have been no other material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $12,840

(b)

The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by the Fund’s custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by the Fund’s custodian acting in its capacity as securities lending agent. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Fund’s custodian, as the securities lending agent, and the Registrant.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: December 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: December 10, 2020